Exhibit 99.3

e was

Acknowledgements The 101A/102A Investigators and Research Staff wish to acknowledge and thankthe Patients, their Families, and Caregiversthe Patients, their Families, and CaregiversInformation on the Phase 3 Pegzilarginase Effect on Arginase 1 Deficiency Clinical Endpoints (PEACE) Study for patients with Arginase 1 Deficiency is available at ARG1Dstudy@aegleabio.com 14

Aeglea BioTherapeutics © Aeglea BioTherapeuticsAPRIL 2019

© AegleaBioTherapeutics1© AegleaBioTherapeutics1Forward Looking StatementsThis presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’sbeliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trialsand related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our lead product candidate and our other product candidates, potential growth opportunities, financing plans, use and adequacy of financing plans, competitive position, industry environment and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics, including our lead product candidate pegzilarginase; the progress of patient enrollment and dosing in the Phase 3 PEACE trial, the ability of pegzilarginaseto achieve applicable endpoints in the Phase 3 PEACE trial, the ability for patients who participate in the Phase 3 PEACE trial to participate in a long-term extension study, the safety profile of pegzilarginasein our Phase 3 PEACE trial, the potential for data from the Company’s clinical trials of pegzilarginaseto support a marketing application, as well as the timing of these events, the potential for preclinical studies to be predictive of current or future clinical trials, our ability to obtain funding for our operations, development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; our ability to develop our own commercial manufacturing facility; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercialpotential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on these and other factors that could affect these forward-looking statements is contained in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC), and other reports filed by the SEC. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.We report all financial information required in accordance with U.S. generally accepted accounting principles (GAAP). We are reporting “non-GAAP” financial measures for our cash and marketable securities. We believe that these “non-GAAP” financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance and believe that investors benefit from referring to these “non-GAAP” financial measures in assessing our cash and marketable securities. Please see the footnotes on slides 2 and 32 regarding “Non-GAAP” inclusions for cash and marketable securities. The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from “non-GAAP” financial measures used by other companies.

© AegleaBioTherapeutics2Clinical-Stage Biotechnology Company that Engineers Next Generation Human Enzymes with Enhanced Properties and Novel Activity to Provide Solutions for Diseases with Unmet Medical NeedSpecificityActivityStabilityAegleaBioTherapeutics, Inc. | NASDAQ: AGLE | Austin, TexasEmployees61Pipeline2Homocystinuria CystinuriaLead Investigational ProgramPegzilarginase–Phase3 ARG1-D“Non-GAAP” cash and marketable securities at December 31, 2018$139.01million (no debt);1.Includes $64.5M net proceeds from equity offering in February 2019 along with cash, cash equivalents, and marketable securities of $74.5M as of December 31, 2018. This amount reflects Aeglea’sestimates based solely upon information available to it as of the date of the Annual Report, and the amount reported is not a comprehensive statement of itsfinancial results or position as of December 31, 2018.2.Morris AAM et al 2017, Castro Pereira DJ et al2015

Strong Momentum With Multiple Anticipated Near-term Catalysts

Recent Milestones

- Consistent, substantial and sustained control of plasma arginine, the key driver of disease manifestations in ARG1-D with pegzilarginase
  - Safety profile supports progression to a pivotal study
- Capturing Phase 1/2 clinical responses with mobility & adaptive behavior assessments
- FDA grants rare pediatric disease designation to pegzilarginase for ARG1-D: PRV eligible
- AEB4104 for homocystinuria demonstrated decreases in plasma homocysteine levels, corrected important disease-related abnormalities and improved survival in a preclinical model
- AEB5100 for cystinuria demonstrated reductions in plasma and urine cystine levels, accompanied by reduced kidney stone formation in a preclinical model
- Pegzilarginase monotherapy demonstrated anti-tumor activity in heavily pre-treated patients with melanoma

Upcoming Expected Milestones

Pegzilarginase: ARG1-D

- PEACE Pivotal trial start 2Q2019
- Phase 1/2 20 week repeat dose data 4Q2019
- Topline Pivotal data 1Q2021

AEB4104 for Homocystinuria

- PK/PD, dose response and bioavailability 2Q2019
- IND / CTA filing 1Q2020

AEB5100 for Cystinuria

- IND / CTA filing 2H2020

Pegzilarginase: Cancer

- Phase 2 combination in SCLC topline data 1H2020

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© AegleaBioTherapeutics4© AegleaBioTherapeutics4Strong Momentum With Multiple Anticipated Near-term CatalystsRecent Milestones•Consistent, substantial and sustained control of plasma arginine, the key driver of disease manifestations in ARG1-D with pegzilarginaseoSafety profile supports progression to a pivotal study•Capturing Phase 1/2 clinical responses with mobility & adaptive behavior assessments•FDA grants rare pediatric disease designation to pegzilarginasefor ARG1-D: PRV eligible•AEB4104 for homocystinuria demonstrated decreases in plasma homocysteine levels, corrected important disease-related abnormalities and improved survival in a preclinical model•AEB5100 for cystinuria demonstrated reductions in plasma and urine cystine levels, accompanied by reduced kidney stone formation in a preclinical model•Pegzilarginasemonotherapy demonstrated anti-tumor activity in heavily pre-treated patients with melanomaUpcoming Expected MilestonesPegzilarginase: ARG1-D •PEACE Pivotal trial start 2Q2019•Phase 1/2 20 week repeat dose data 4Q2019•Topline Pivotal data 1Q2021AEB4104 for Homocystinuria•PK/PD, dose response and bioavailability 2Q2019•IND / CTA filing 1Q2020AEB5100 for Cystinuria•IND / CTA filing 2H2020Pegzilarginase: Cancer•Phase 2 combination in SCLC topline data 1H2020

© AegleaBioTherapeutics5Highly Experienced Leadership Team In Drug Discovery & DevelopmentAnthony G. Quinn, MD PhDChief Executive OfficerJames Wooldridge, MDChief Medical OfficerLeslie Sloan, PhDChief Operating OfficerCharles N. York II, MBAChief Financial OfficerAaron Schuchart, MBAChief Business OfficerScott Rowlinson, PhDVice President of ResearchRocheLillyNOVARTISPWCAMGENAstrazenecaIPSENPfizerCoherusSynageva

Pegzilarginase: An Innovative Approach To Treat Arginase 1 Deficiency

Indication	• Arginase 1 Deficiency (ARG1-D)
Patient Population (Addressable Markets)	• Greater than **600** patients • Greater than **170** patients identified to date
Diagnosis (Blood Arginine Levels)	• Symptomatic cases: spasticity, developmental delay, seizures, hyperammonemia • Newborn screening: currently available in 34 of 50 US states
Unmet Medical Need	• Very high - no effective therapy • Early mortality and serious complications due to continued disease progression
Mechanism of Action	• Extracellular depletion of plasma arginine • Reduces high plasma arginine levels that cause neurotoxicity
Development status	• Pivotal trial initiation planned for 2Q2019 • Phase 1/2 20 week repeat dose data 4Q2019 • PEACE topline data expected 1Q2021

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© AegleaBioTherapeutics7Pegzilarginase: An Innovative Approach To Treat Arginase 1 DeficiencyIndication•Arginase 1 Deficiency (ARG1-D)Patient Population(Addressable Markets)•Greater than600patients•Greater than170 patients identified to dateDiagnosis (Blood Arginine Levels)•Symptomatic cases: spasticity, developmental delay, seizures, hyperammonemia•Newborn screening: currently available in 34 of 50 US statesUnmet Medical Need •Very high -no effective therapy•Early mortality and serious complications due to continued disease progressionMechanism of Action•Extracellular depletion of plasma arginine•Reduces high plasma arginine levels that cause neurotoxicity Development status•Pivotal trial initiation planned for 2Q2019 •Phase 1/2 20 week repeat dose data 4Q2019•PEACE topline data expected 1Q2021

© AegleaBioTherapeutics8PEACE Pivotal Phase 3: Trial DesignSingle, global pivotal Phase 3 trialbased on input from FDA and the EMA to support registrationEndpoints selected to assess improvements meaningful to patients and physicians-Primary: plasma arginine reduction (97.9% probability of meeting p<0.05)-Secondary: measures of clinical outcomes will includemobility and adaptive behavior assessments (90% powered to observe a difference of at least 40% in the trial)Key Eligibility Criteria•Plasma arginine greater than 250µM (mean)•2 years or older•Deficit in mobility or adaptive behaviorAll study participants remain on current disease management for the duration of the trial. Dose 0.10 mg/kg weekly IV infusion1 Dose adjustments in the double-blind treatment period can be made to optimize plasma arginine control for levels outside the range of 50-150µM If needed, weekly doses can be increased to 0.15 and 0.2 mg/kg or reduced to 0.05mg/kg

© AegleaBioTherapeutics9Mobility and Adaptive Behavior Assessments Capture Disease Burden1One patient was wheelchair bound and is not included;. 2Six patients did not receive baseline adaptive behavior assessments. Gross Motor Function Measure Part E6-Minute Walk TestAge/Gender Reference LimitsIndividual Patients (N=15)Individual Patients (N=15)Baseline (non-deficit)Baseline (deficit)95% Reference limitsMobilityAdaptive BehaviorAdaptive Behavior Assessment System(ABAS)= 1 SD below mean14 / 15 (93%) assessable patients had a baseline deficit in mobility (13/15 6MWT; 8/15 GMFM)18/10 (80%) assessable patients had a baseline deficit in adaptive behavior2Standard Scores (N=10)GACConceptualPracticalSocial70%60%80%50%% = 1 SD below meanMetersPercent of Maximum1.FMS to 6MWT, etc –2014, Wilson et al2.2000, Novacheck, et al3.2012, Adair et. Al.

© AegleaBioTherapeutics10PegzilarginaseConsistently, Substantially, and Sustainably Controlled Plasma Arginine•Statistically significant reductions in arginine from baseline to dose 1 and dose 8 (p<0.001)•Plasma arginine reduction was sustained with excellent control into the open label extension (mean arginine value of 99 µm)*1-week sample not collected in 1 patientArginine responses are shown for patients who completed Part 2 and were determined from the sample drawn 1 week after a dose (immediately prior to the next dose) OLE Mean shows the means of each patient’s last 4 responses (determined 1 week after a dose), excluding samples following misseddoses.BL = baseline; LLN/ULN = Lower/Upper Limit of Normal

Safety

N=16	Patients with Any AE		Patients with SAEs	
AE Term	**Related**	**Unrelated**	**Related**	**Unrelated**
Vomiting	5 (31%)	3 (19%)	0	0
Hypersensitivity	4 (25%)	0	3 (19%)	0
Abdominal Pain	3 (19%)	2 (13%)	1 (6%)	0
Pruritus	3 (19%)	1 (19%)	0	0
Hyperammonemia	2 (13%)	4 (25%)	2 (13%)	4 (25%)
Dry Skin	2 (13%)	0	0	0

Includes all terms reported in ≥2 patients as treatment-related, or in ≥1 patient as both treatment-related and serious. Patients with both related and unrelated episodes of a specific AE term are counted in the related column(s) for that term.

- Pegzilarginase was generally well tolerated
  - > 300 infusions administered
  - 83% of infusions were ≤ 30 minutes duration
- Hypersensitivity reactions were infrequent, managed with standard treatment and did not lead to any patient discontinuations.
- Low-titer, emergent ADAs were detected in 8/16 patients; all titers became undetectable by end of the Phase 1/2 trial

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© AegleaBioTherapeutics12Safety•Pegzilarginasewas generally well tolerated-> 300 infusions administered-83% of infusions were = 30 minutes duration•Hypersensitivity reactions were infrequent, managed with standard treatment and did not lead to any patient discontinuations. •Low-titer, emergent ADAs were detected in 8/16 patients; all titers became undetectable by end of the Phase 1/2 trial

© AegleaBioTherapeutics13Key Highlights from New Phase 1/2 Data•Pegzilarginasewas highly effective in consistently, substantially and sustainablylowering elevated plasma arginine, a key driver of ARG1-D disease manifestations and progression•Plasma arginine reductions were accompanied by improvements in mobility and adaptive behavior after only 8 weeks of repeat dosing with additional improvements after longer dosing•Pegzilarginasewas well tolerated; hypersensitivity reactions were manageable with standard measures and did not lead to treatment discontinuation•Mobility and adaptive behavior assessments effectively captured treatment related clinical improvements

© AegleaBioTherapeutics14Significant Increase In Patient Identification United StatesEuropeRest of World50+Patients100+Patients20+Patients2017April 2018September 201850+Patients100+Patients140+PatientsDecember2018170+Patients

© AegleaBioTherapeutics15PEACE: Summary and Next StepsPEACE is aligned with collaborative input from FDA and EMAPEACE is a single, global pivotal trialPhase 1/2 data demonstrates clinical impact •30 patients, randomized 2:1 (pegzilarginase: placebo)•24 weeks dosing period•Primary endpoint: arginine reduction•Secondary endpoints: clinical outcomes, safety and PK•Lowering of plasma arginine•100% (5/5) and 57% (8/14) of patients at 20 weeks and 8 weeks, respectively had a clinical response in at least one assessment (mobility or adaptive behavior)•Phase 1/2 20 week repeat dose data in 4Q19Patient finding momentum and trial initiation underway•Trial initiation expected in 2Q2019•Topline results expected in 1Q2021

© AegleaBioTherapeutics16© AegleaBioTherapeutics16PipelineDrug Hunting In Human Enzyme Space

© AegleaBioTherapeutics17AEB5100: An Innovative Approach To Treat CystinuriaIndication•CystinuriaPatient Population(Addressable Markets)•Greater than 10,000 patientsUnmet Medical Need •Severe, recurrent flank/abdominal pain and hematuria from an early age•Multiple hospitalizations and invasive procedures including surgical interventions•Increased risk of hypertension and chronic kidney failureMechanism of Action•Therapeutic human enzyme that depletes cystine and cysteineDevelopment status•Efficacy demonstrated in a preclinical cystinuria disease model -lowers plasma and urine cystine levels and reduces kidney stone formation•IND / CTA filing in 2H2020

AEB5100: Novel Enzyme With Medical Utility For Cystinuria

- There are no naturally occurring human enzymes that efficiently degrade cystine
- Human Cystathionine-Gamma-Lyase (CGL) was engineered to change its native substrate specificity

Engineering CGL to Create Novel Cystine Degrading Activity



Substrate specificity
k_{cat}/K_M fold change from CGL
60
40
20
0
Cystathionine
Cysteine
Cystine
Cystine-degrading activity
k_{cat}/K_M fold change from Initial Lead
3
2
1
0
Initial Lead
Optimized Lead 1
Optimized Lead 2

- AEB5100 degrades **cystine and cysteine**

- Increase catalytic activity
- Increase serum stability
- Improve manufacturability

AEB5100 Reduces Plasma Cystine and Cysteine Levels In Vivo

Total plasma cystine & cysteine



120
100
80
60
40
20
0
μM (mean ± SEM)
8 mg/kg (n=3)
40 mg/kg (n=3)
(*)
0
4
8
12
24
48
72
96
120
144
Single IV dose
Time (hr)

(*) Lowest cystine and cysteine level quantified in cyno in vivo

19 © Aeglea BioTherapeutics [1]Cramer SL et al, 2017 Nature Medicine 23:120-7

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© AegleaBioTherapeutics19•There are no naturally occurring human enzymes that efficiently degrade cystine•Human Cystathionine-Gamma-Lyase (CGL) was engineered to change its native substrate specificityAEB5100: Novel Enzyme With Medical Utility For Cystinuria1Cramer SL et al, 2017 Nature Medicine 23:120-7Engineering CGL to Create Novel Cystine Degrading Activity AEB5100 Reduces Plasma Cystine and Cysteine Levels In Vivo Total plasma cystine & cysteine

© AegleaBioTherapeutics20Cystinuria Mouse Model Is Highly Translatable To The Human DiseaseMouse disease model replicates important aspects of cystinuria stone formation in affected patients •Cystine crystal formation •Kidney stone formation leads to tubular dilatation and hydronephrosis (excess fluid in the kidney due to urine backup)•Severe phenotype in mice with more rapid development of both the number and volume of cystine stones than in humansHistological section of Slc3a1-/-mouse kidneySlc3a1-/-mouse urine containing cystine crystalsHydronephrosisCalyceal dilatationIntraluminal cystine crystalsStonesSlc3a1-/-mouse kidney containing cystine stones

AEB5100: Effectively Reduces Stones In Cystinuria Mouse Model


Kidneys
Total Stones Volume
1.0
0.5
0.1
0.01
0.00
mm³
0.14
0.002
0.002
5-week old
Untreated
control
11-week old
6 weeks post
treatment start
Number of Stones
1300
1000
700
400
100
40
20
0
153.9
8.3
5-week old
Untreated
control
11-week old
6 weeks post
treatment start
Slc3a1-/- Untreated
Slc3a1-/- Vehicle
Slc3a1-/- AEB5100

Administration of AEB5100 for 6 weeks reduces kidney stone formation in preclinical model

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© AegleaBioTherapeutics22AEB5100: Effectively Reduces Stones In Cystinuria Mouse ModelKidneys*Administration of AEB5100 for 6 weeks reduces kidney stone formation in preclinical model Total Stones VolumeNumber of Stones0.0020.140.0021.9153.98.3

© AegleaBioTherapeutics23AEB4104: An Innovative Approach To Treat HomocystinuriaIndication•Cystathionine beta synthase (CBS) deficiency and other formsPatient Population(Addressable Markets)•Approximately 5,000 patientsUnmet Medical Need •Very high -no effective therapy for many patients•Early mortality and serious complications•Vascular abnormalities including thromboembolism•Skeletal abnormalities including osteoporosis•Learning problems, developmental delay/cognitive impairmentMechanism of Action•Therapeutic human enzyme that degrades both homocysteine and homocystineDevelopment status•Efficacy demonstrated in a preclinical homocystinuria disease model -corrects disease related abnormalities and improves survival•PK/PD, dose response and bioavailability data 2Q2019•IND / CTA filing in 1Q2020

AEB4104: Improves Survival & Corrects Disease Manifestations In A Preclinical Model of Homocystinuria

100% Survival Following AEB4104 Treatment

AEB4104 Improves Survival in the CBS -/- Mouse



Dosing begins D10
Weaning & betaine removal
100
50
0
Survival (%)
0
3
6
9
12
15
Weeks from Birth
AEB4104
(25 mg/kg IP BIW)
PBS
(IP BIW)

AEB4104 Reverses Severe Liver Abnormalities in the CBS -/- Mouse



Dosing Begins
Day 10 CBS -/-
Disease Resolution
AEB4104 25 mg/kg +
Betaine Day 23 CBS -/-
Disease Reversal
AEB4104 25 mg/kg
Day 60 CBS -/-
=
Healthy liver from
wild-type animal
Disease Progression
PBS + Betaine Day 23 CBS -/-
Premature
Death

Establishes that reductions in the plasma levels of homocysteine and homocystine leads to improvements in disease related abnormalities

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© AegleaBioTherapeutics25AEB4104: Improves Survival & Corrects Disease Manifestations In A Preclinical Model of HomocystinuriaEstablishes that reductions in the plasma levels of homocysteine and homocystineleads to improvements in disease related abnormalitiesAEB4104 Reverses Severe Liver Abnormalities in the CBS -/-Mouse 03691215050100Weeks from BirthSurvival (%)AEB4104(25 mg/kg IP BIW)PBS(IP BIW)Dosing begins D10Weaning & betaine removal100% Survival Following AEB4104 TreatmentAEB4104 Improves Survival in the CBS -/-Mouse

© AegleaBioTherapeutics2626Arginine Dependent CancersFocus on Small Cell Lung Cancer (SCLC) and MelanomaPegzilarginase: Lead Program

Pegzilarginase Oncology Development Program

Single Agent
(Approx. 35 pts total)

100B – Solid tumors dose escalation

MTD = 0.33 mg/kg

- SCLC
- Uveal melanoma
- Cutaneous melanoma

Phase 2

101B – Pegzilarginase + Pembrolizumab in SCLC
Dose escalation → Simon 2-Stage Phase 2
(Clinical Collaboration with Merck)

Phase 3: 2L+ SCLC
I/O (Pembrolizumab) ± Pegzilarginase

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Pegzilarginase Demonstrates Single Agent Melanoma Clinical Activity In Phase 1

Duration of Response


Cutaneous melanoma
Uveal melanoma
Investigator-assessed Response
Cutaneous (n=13)
Uveal (n=15)
PR 1 0
SD 3 5
PD
Continues on treatment
*RECIST 1.1
0
5
10
15
20
25
30
35
40
Number of doses

One confirmed PR at Week 20 and 8 patients with SD at Week 8 or later



Safety Summary

- All TRAEs Grade 3 or less
- No infusion reactions were reported following 276 infusions
- Three patients experienced treatment-related, serious Grade 3 AEs: 1) Asthenia and failure to thrive, 2) vomiting, and 3) dehydration
- Anti-drug antibody (ADA) analysis (N=27 pts):
  - 5 anti-pegzilarginase ADA; 4 anti-PEG ADAs
  - All titers were low
- No apparent effects of ADA on PK, arginine reduction, or safety

29 © Aeglea BioTherapeutics

© AegleaBioTherapeutics29•All TRAEs Grade 3 or less•No infusion reactions were reported following 276 infusions•Three patients experienced treatment-related, serious Grade 3 AEs: 1) Asthenia and failure to thrive, 2) vomiting, and 3) dehydration•Anti-drug antibody (ADA) analysis (N=27 pts):o5 anti-pegzilarginaseADA; 4 anti-PEG ADAsoAll titers were low •No apparent effects of ADA on PK, arginine reduction, or safetyPegzilarginase Demonstrates Single Agent Melanoma Clinical Activity In Phase 1Safety SummaryOne confirmed PR at Week 20 and 8 patients with SD at Week 8 or laterDuration of Response

Arginine Depletion in Cancers
Summary

1. Single agent activity in heavily pre-treated Phase 1 melanoma patient population
2. Pegzilarginase safely and sustainably depletes plasma arginine
3. Anti-tumor activity appeared greater in tumors lacking ASS1 expression
4. Anticipated Upcoming catalysts

   Phase 2 combination in SCLC topline data 1H 2020

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Financial Summary

"Non-GAAP" cash and marketable securities at December 31, 2018: $139.0[1] million (no debt)
Shares outstanding at March 1, 2019: 28.8 million

$millions	Three Months Ended 12/31/2018	Twelve Months Ended 12/31/2018
Grant Revenue	$ -	$3.9
R&D Expense	$11.8	$36.7
G&A Expense	$3.5	$12.6
Net Loss	$14.9	$44.3

Expected funding runway: through 1Q2021

1. Includes $64.6M net proceeds from equity offering in February 2019 along with cash, cash equivalents, and marketable securities of $74.5M as of December 31, 2018. This amount reflects Aeglea's estimates based solely upon information available to it as of the date of the Annual Report, and the amount reported is not a comprehensive statement of its financial results or position as of December 31, 2018.

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© AegleaBioTherapeutics32FinancialSummary$millionsThree Months Ended 12/31/2018Twelve Months Ended 12/31/2018Grant Revenue$ -$3.9R&D Expense$11.8$36.7G&A Expense$3.5$12.6Net Loss$14.9$44.3Expected funding runway: through 1Q20211.Includes $64.5M net proceeds from equity offering in February 2019 along with cash, cash equivalents, and marketable securities of $74.5M as of December 31, 2018. This amount reflects Aeglea’sestimates based solely upon information available to it as of the date of the Annual Report, and the amount reported is not acomprehensive statement of its financial results or position as of December 31, 2018.“Non-GAAP” cash and marketable securities at December 31, 2018: $139.01million (no debt)Shares outstanding at March 1, 2019: 28.8 million

Aeglea BioTherapeutics